Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
OF 2002

     In connection with the Annual Report on Form 10-K for the year ended December 31, 2003, (the “Report”) of Allied Capital Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof; I, Penni F. Roll, the Chief Financial Officer of the Registrant, certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Penni F. Roll
Name:	Penni F. Roll
Date:	March 11, 2004